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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 25, 2015

QUEST SOLUTION, INC.

(Exact name of registrant as specified in charter)

Delaware	000-09047	20-3454263
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2580 Anthem Village Dr. Henderson, NV 89052
(Address of Principal Executive Offices)

(702) 399-9777
(Registrant’s Telephone Number, Including Area Code) Not Applicable (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2015, the Board of Directors (the “Board”) of Quest Solution, Inc. (the “Company”), appointed Ian R. McNeil to the Board.  The Board increased its size from three to five members and appointed Mr. McNeil to fill the vacancy.  With the appointment of Mr. McNeil, the Company’s Board consists of four directors with one vacant position on the Board remaining.

Mr. McNeil, age 43, is the Co-Founder and Principal of Brennan Capital Partners, LLC, a boutique consulting firm focusing on private, high-growth companies, founded in 2010.  From 2005 until joining Brennan Capital Partners, LLC, Mr. McNeil was the Chairman and Chief Executive Officer of Searchlight Minerals Corp., a mineral exploration company.  From 2003 to 2005, Mr. McNeil served as the President of Nanominerals Corp., a precious metal exploration and development company.  Since 2003, Mr. McNeil, through McNeil Consulting Group LLC, has provided consulting services to high-growth companies in the mineral exploration, technology and digital media industries.  Mr. McNeil received his Bachelor of Commerce Degree from the University of Victoria, in Victoria, British Columbia, Canada.

The Board has determined that Mr. McNeil satisfies the definition of “independent director” under the rules of the U.S. Securities and Exchange Commission.  There are no arrangements or understandings between Mr. McNeil and any other person pursuant to which Mr. McNeil was appointed to serve as a director of the Company.  There are no transactions in which Mr. McNeil had or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

In connection with his appointment to the Board, Mr. McNeil will receive (i) $3,000 per quarter as Board compensation and (ii) 36,000 stock options granted at the Company’s current stock price, which vest over a three-year term.

On March 2, 2015, the Company issued a press release announcing the appointment of Mr. McNeil to the Board.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On February 25, 2015, the Company issued a press release (the “Press Release”) announcing that Jason F. Griffith, Chief Executive Officer of the Company, will present at the 27th Annual ROTH Conference at 5 p.m. on Monday, March 9, 2015.  The conference will be held March 8-11, 2015 at The Ritz Carlton, 1 Ritz Carlton Drive, Dana Point, California.  Company management will be available during the day on March 9 for one-on-one meetings.  A copy of the Press Release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1, Exhibit 99.2 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit
Number	Description
99.1	Press Release, appointment of Ian R. McNeil
99.2	Press Release, 27th Annual ROTH Conference

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2015

QUEST SOLUTION, INC.

By: /s/ Jason F. Griffith
Jason F. Griffith
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, appointment of Ian R. McNeil
99.2	Press Release, 27th Annual ROTH Conference